EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 1A Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2023	April 30, 2024
Global Small Capitalization Fund	May 1, 2023	April 30, 2024
Growth Fund	May 1, 2023	April 30, 2024
International Fund	May 1, 2023	April 30, 2024
New World Fund	May 1, 2023	April 30, 2024
Washington Mutual Investors Fund	May 1, 2023	April 30, 2024
Capital World Growth and Income Fund	May 1, 2023	April 30, 2024
Growth-Income Fund	May 1, 2023	April 30, 2024
International Growth and Income Fund	May 1, 2023	April 30, 2024
Capital Income Builder	May 1, 2023	April 30, 2024
Asset Allocation Fund	May 1, 2023	April 30, 2024
American Funds Global Balanced Fund	May 1, 2023	April 30, 2024
The Bond Fund of America	May 1, 2023	April 30, 2024
Corporate Bond Fund	May 1, 2023	April 30, 2024
Capital World Bond Fund	May 1, 2023	April 30, 2024
American High-Income Trust	May 1, 2023	April 30, 2024
American Funds Mortgage Fund	May 1, 2023	April 30, 2024
Ultra-Short Bond Fund	May 1, 2023	April 30, 2024
U.S. Government Securities Fund	May 1, 2023	April 30, 2024

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2023	April 30, 2024
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2023	April 30, 2024

Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2023	April 30, 2024

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 2 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2023	April 30, 2024
Global Small Capitalization Fund	May 1, 2023	April 30, 2024
Growth Fund	May 1, 2023	April 30, 2024
International Fund	May 1, 2023	April 30, 2024
New World Fund	May 1, 2023	April 30, 2024
Washington Mutual Investors Fund	May 1, 2023	April 30, 2024
Capital World Growth and Income Fund	May 1, 2023	April 30, 2024
Growth-Income Fund	May 1, 2023	April 30, 2024
International Growth and Income Fund	May 1, 2023	April 30, 2024
Capital Income Builder	May 1, 2023	April 30, 2024
Asset Allocation Fund	May 1, 2023	April 30, 2024
American Funds Global Balanced Fund	May 1, 2023	April 30, 2024
The Bond Fund of America	May 1, 2023	April 30, 2024
Corporate Bond Fund	May 1, 2023	April 30, 2024
Capital World Bond Fund	May 1, 2023	April 30, 2024
American High-Income Trust	May 1, 2023	April 30, 2024
American Funds Mortgage Fund	May 1, 2023	April 30, 2024
Ultra-Short Bond Fund	May 1, 2023	April 30, 2024
U.S. Government Securities Fund	May 1, 2023	April 30, 2024

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2023	April 30, 2024
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2023	April 30, 2024

Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2023	April 30, 2024

EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Plan of Distribution of Class 4 Shares

Fund	Effective Date	Termination Date
Global Growth Fund	May 1, 2023	April 30, 2024
Global Small Capitalization Fund	May 1, 2023	April 30, 2024
Growth Fund	May 1, 2023	April 30, 2024
International Fund	May 1, 2023	April 30, 2024
New World Fund	May 1, 2023	April 30, 2024
Washington Mutual Investors Fund	May 1, 2023	April 30, 2024
Capital World Growth and Income Fund	May 1, 2023	April 30, 2024
Growth-Income Fund	May 1, 2023	April 30, 2024
International Growth and Income Fund	May 1, 2023	April 30, 2024
Capital Income Builder	May 1, 2023	April 30, 2024
Asset Allocation Fund	May 1, 2023	April 30, 2024
American Funds Global Balanced Fund	May 1, 2023	April 30, 2024
The Bond Fund of America	May 1, 2023	April 30, 2024
Corporate Bond Fund	May 1, 2023	April 30, 2024
Capital World Bond Fund	May 1, 2023	April 30, 2024
American High-Income Trust	May 1, 2023	April 30, 2024
American Funds Mortgage Fund	May 1, 2023	April 30, 2024
Ultra-Short Bond Fund	May 1, 2023	April 30, 2024
U.S. Government Securities Fund	May 1, 2023	April 30, 2024

Portfolio Series – American Funds Global Growth Portfolio	May 1, 2023	April 30, 2024
Portfolio Series – American Funds Growth and Income Portfolio	May 1, 2023	April 30, 2024

Target Date Series - American Funds IS 2065 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2060 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2055 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2050 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2045 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2040 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2035 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2030 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2025 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2020 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2015 Target Date Fund	May 1, 2023	April 30, 2024
Target Date Series - American Funds IS 2010 Target Date Fund	May 1, 2023	April 30, 2024